As filed with the Securities and Exchange Commission on April 30, 2003

Registration Nos. 33-12000

and 811-5013

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 21	☒

United Investors Annuity Variable Account

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2003 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Variable Annuity Policies

Prospectus

May 1, 2003

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2003 (known as the “SAI”). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.

Variable Products Division

P. O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears on page 33 of this prospectus.

The SEC maintains an Internet website  (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE II SM

VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY

issued by

United Investors Life Insurance Company

through

United Investors Annuity Variable Account

The policy has 12 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

•    Asset Strategy Portfolio

•    Balanced Portfolio

•    Bond Portfolio

•    Core Equity Portfolio

•    Growth Portfolio

•    High Income Portfolio

•    International Portfolio

•    Limited-Term Bond Portfolio

•    Money Market Portfolio

•    Science and Technology Portfolio

•    Small Cap Portfolio

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.
•	The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

U-1053, Ed. 5-03

Glossary

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.

Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.

Business Day	Each day that the New York Stock Exchange and our home office are open. Currently, the Friday after Thanksgiving and December 26 (the Friday after Christmas) are not business days.

Joint Annuitant

The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.

Owner’s Designated Beneficiary	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.

Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.

Retirement Date	The retirement date is the date on which annuity payments are to start.

We, Us, Our	We are United Investors Life Insurance Company.

You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

The Policy

The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage II policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds, Inc. portfolios you select. You may lose money on investments in the variable investment divisions.

Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).

2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

Other annuity payment methods are available with our written consent.

Purchasing the Policy

Your policy can be either a “qualified” policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of W&R Target Funds, Inc.:

• Asset Strategy Portfolio

• Balanced Portfolio

• Bond Portfolio

• Core Equity Portfolio

• Growth Portfolio

• High Income Portfolio

• International Portfolio

• Limited-Term Bond Portfolio

• Money Market Portfolio

• Science and Technology Portfolio

• Small Cap Portfolio

In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or

(b)	10% of your policy value at the time the withdrawal is made.

The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of assets.

In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees

Charge	Amount Deducted - Maximum Guaranteed Charge

Policyowner Transaction Expenses

Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)

Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old

Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year

Premium Tax Charge	0%-3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	Amount Deducted - Maximum Guaranteed Charge

Policy Fee:	$50 per policy anniversary

Variable Account Annual Expenses (as a percentage of assets): Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1) Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2) Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8+

%	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Minimum		Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.75%	—	1.30%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(3)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(4)	Other Expenses(5)	Total Portfolio Expenses

Asset Strategy	0.70%	0.25%	0.09%	1.04%

Balanced	0.70%	0.25%	0.06%	1.01%

Bond	0.52%	0.25%	0.06%	0.83%

Core Equity	0.70%	0.25%	0.04%	0.99%

Growth	0.70%	0.25%	0.04%	0.99%

High Income	0.63%	0.25%	0.07%	0.95%

International	0.85%	0.25%	0.20%	1.30%

Limited-Term Bond(6)	0.50%	0.25%	0.12%	0.87%

Money Market	0.40%	0.25%	0.10%	0.75%

Science and Technology	0.85%	0.25%	0.07%	1.17%

Small Cap	0.85%	0.25%	0.05%	1.15%

(3)  These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(4)  Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(5)  Other Expenses are those incurred for the year ended December 31, 2002.

(6)  The Fund’s investment manager is voluntarily waiving part of its Management Fee. After the waiver, the 2002 expenses of the Limited-Term Bond portfolio would have been 0.69%.

Examples

The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear, directly and indirectly. These tables reflect the expenses of the variable account and the underlying mutual fund portfolios. These examples reflect the $50 annual policy fee as a charge of 0.10% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

→ If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Investment Division	1 year	3 years	5 years	10 years
Asset Strategy	$894	$1,285	$1,695	$3,005
Balanced	$891	$1,276	$1,680	$2,975
Bond	$873	$1,222	$1,589	$2,794
Core Equity	$889	$1,270	$1,670	$2,955
Growth	$889	$1,270	$1,670	$2,955
High Income	$885	$1,258	$1,650	$2,915
International	$920	$1,363	$1,824	$3,261
Limited-Term Bond	$877	$1,234	$1,609	$2,834
Money Market	$865	$1,198	$1,549	$2,712
Science and Technology	$907	$1,324	$1,760	$3,134
Small Cap	$905	$1,318	$1,750	$3,115

→ If you do not surrender or annuitize your policy, you would pay the following expenses on a $10,000 investment, assuming 5% annual return on assets:

Investment Division	1 year	3 years	5 years	10 years
Asset Strategy	$194	$785	$1,395	$3,005
Balanced	$191	$776	$1,380	$2,975
Bond	$173	$722	$1,289	$2,794
Core Equity	$189	$770	$1,370	$2,955
Growth	$189	$770	$1,370	$2,955
High Income	$185	$758	$1,350	$2,915
International	$220	$863	$1,524	$3,261
Limited-Term Bond	$177	$734	$1,309	$2,834
Money Market	$165	$698	$1,249	$2,712
Science and Technology	$207	$824	$1,460	$3,134
Small Cap	$205	$818	$1,450	$3,115

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

You cannot surrender the policy or make a withdrawal after the retirement date.

Death Benefit

The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit will always be at least the greater of:

(a)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(b)	your policy value at the time the death benefit is paid.

In some states, if the annuitant dies before age 75, we will enhance the death benefit to be the greatest of (a) above, (b) above, or:

(c)	the greater of your policy value on its eighth or sixteenth anniversary date, plus any purchase payments made since then, less any withdrawals you have made, and withdrawal charges and transaction charges you have incurred since then.

Other Information

Free Look:    You may cancel the policy by returning it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

Automatic Partial Withdrawals:    You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

Waiver of Withdrawal Charges Rider:    If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant becomes confined in a qualified nursing home or qualified hospital.

Transfers:    Before the retirement date, you may transfer all or part of your policy value among the 12 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers.

After the retirement date, the annuitant may reallocate his or her annuity interest among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

Dollar Cost Averaging:    Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

Tax-Free “Section 1035” Exchanges:    You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Financial Information:    Condensed financial information for the variable investment divisions begins at page 32 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

State Variations:    Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our home office:

United Investors Life Insurance Company

Variable Products Division

P. O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See “Federal Tax Matters.”)

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, a financial services holding company specializing in life and supplement health insurance. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations.

Published Ratings

We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

W&R Target Funds, Inc.

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Asset Strategy Portfolio;
2.	Balanced Portfolio;
3.	Bond Portfolio;
4.	Core Equity Portfolio;
5.	Growth Portfolio;
6.	High Income Portfolio;
7.	International Portfolio;
8.	Limited-Term Bond Portfolio;
9.	Money Market Portfolio;
10.	Science and Technology Portfolio; and
11.	Small Cap Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the W&R Target Funds Inc. prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies

Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Balanced

The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments depending on market conditions.

Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

Core Equity

The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.

Growth

The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

High Income

The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.

Portfolio	Investment Objective(s) and Certain Policies

International

The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

Limited-Term Bond

The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

Money Market

The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.

Science and Technology

The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

Small Cap

The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contacts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Fund Management

Waddell & Reed Investment Management Company, the manager of W&R Target Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

Replacement of Existing Annuity.    It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

Purchase Payments

The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. Additional purchase payments may be in amounts of $100 or more. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

Between the date that we receive the initial purchase payment and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

(b)	the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

Any additional purchase payments we receive prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

If we receive an additional purchase payment on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

Variable Account Value.    Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors’ home office is closed.

On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)	the value of the investment division on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value.    At the end of any business day, your fixed account value is equal to:

(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

Withdrawals.    You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request to our home office in a form acceptable to us. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters.”)

Automatic Partial Withdrawals.    You may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

Surrender.    You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request received in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters.”) No surrender may be made after the retirement date.

Restrictions Under the Texas ORP and Section 403(b) Plans.    The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59 1/2;

(c)	separation from service;

(d)	disability; or

(e)	financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

Restrictions Under Other Qualified Policies.    Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Federal Tax Matters.”)

Transfers

Transfers of Policy Values.    You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

Transfers of Annuity Units.    You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Transfer Procedures.    Transfers may be made by satisfactory written requests or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request at our home office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the date they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

Market Timing and Other Transfer Cautions.    The policies are first and foremost annuity policies, designed primarily for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or purchase payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected, or if an underlying portfolio objects to or would reject our transaction order. In the event of such a rejection, the policy owner will be notified by us. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

We also reserve the right to require that all transfer requests be made by the owner personally and not by any third party holding a power of attorney. In addition, we can require that each transfer be made by a separate communication, in a separate envelope and delivered separately, and we can require that each transfer be submitted in writing and manually signed by the owner.

Dollar Cost Averaging

Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

The policy pays a death benefit to the beneficiary named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greater of:

(a)	the total purchase payments made, less any amounts withdrawn and any withdrawal charges, and less any transaction charges; or

(b)	the policy value.

In addition, in some states, we may provide an enhanced death benefit if the annuitant dies before attained age 75. In this case, the death benefit will be the greatest of (a) or (b), as described above, or:

(c)	the greater of your policy value on its eighth or sixteenth anniversary date, plus any purchase payments made since then, less any withdrawals you have made since then, and withdrawal charges or transaction charges you have incurred since then.

Upon receiving due proof of death, we will pay the death benefit proceeds to the beneficiary in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive both due proof of death and instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods). If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If upon death of any owner the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)	if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, you must mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

We will normally pay a surrender or any withdrawal within seven days after we receive your written request in our home office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)	an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Charges and Deductions

We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8+

Withdrawal Charge (% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)	if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, provided that certain conditions are met. These conditions include:

(a)	the waiver of withdrawal charges rider is attached to your policy;

(b)	the annuitant is confined to a “Qualified Nursing Home” or “Qualified Hospital” for at least 60 days;

(c)	the annuitant was age 75 or younger on the policy’s effective date;

(d)	the policy was in force at least one year at the time confinement began;

(e)	written notice and satisfactory proof of confinement are received no later than 90 days after confinement ends; and

(f)	confinement was recommended by a “Physician” due to injury, sickness or disease.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began. Waiver of withdrawal charges is subject to all of the conditions and provisions of the rider. (See your policy.) The rider is not available in all states.

Mortality and Expense Risk Charge

We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See “Federal Tax Matters.”)

Fund Expenses

The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of W&R Target Funds, Inc. (See “Summary—Fee Tables.”)

Older Policies

For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to a policy;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

The first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date.

If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

Annuity Payment Methods

The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No Guaranteed Period

This method provides monthly annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.

Joint Life Annuity Continuing to the Survivor

This method provides monthly annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.

Life Annuity with 120 or 240 Monthly Payments Guaranteed

This method provides monthly annuity payments during the lifetime of the annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)	variable annuity payments vary with the investment experience of the underlying portfolios of W&R Target Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate.

The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. was paid a commission in connection with its sales of the policies equal to 7.75% (for issue ages 0-80) and 3.88% (for issue ages 81-85) of each purchase payment. Waddell & Reed, Inc. receives a similar commission in connection with each new purchase payment for policies of which it is the broker of record. Waddell & Reed, Inc. is a member of the National Association of Securities Dealers (NASD).

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies issued pursuant to applications received by us on or after May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters

The following discussion is general and is not intended as tax advice.

We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

The policy may be purchased on a non-tax-qualified basis (“non-qualified policy”) or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Possible Changes in Taxation.    Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

Taxation of Annuities in General.    The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and “Required Distributions” (at page 18 of this prospectus) describe the requirements necessary to qualify.

Section 72 of the Code governs taxation of annuities in general. Amounts taxable under an annuity policy are treated as ordinary income.

An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner’s “investment in the contract” during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

The following discussion applies to policies owned by natural persons.

Withdrawals.    In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the total policy value. The “investment in the contract” generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual’s gross income). For qualified policies, the “investment in the contract” can be zero. Special rules may apply to a withdrawal from a qualified policy.

Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable.

In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the “investment in the contract.”

Annuity Payments.    Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the “investment in the contract” will be taxed.

•	For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the “investment in the contract”) is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the “investment in the contract” by the total number of expected annuity payments.

•	For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the “investment in the contract” bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the “investment in the contract” is recovered, the full amount of any additional annuity payments is taxable.

Penalty Tax.    In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

(a)	made on or after the taxpayer attains age 59 1/2;

(b)	made as a result of an owner’s death or attributable to the taxpayer’s disability; or

(c)	received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

Aggregation of Contracts.    All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

Transfers and Assignments.    A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Death Benefits.    Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

(a)	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

(b)	if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

Withholding.    Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect by written request, however, not to have tax withheld from distributions. Taxable “eligible rollover distributions” from Section 401(a), 403(a), 403(b), or governmental 457(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, and hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to another tax-qualified plan, 403(b) plan, governmental Section 457(b) plan or IRA.

Qualified Policies.    The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

(a)	contributions in excess of specified limits;

(b)	distributions prior to age 59 1/2 (subject to certain exceptions);

(c)	distributions that do not conform to specified commencement and minimum distribution rules; and

(d)	other circumstances specified in the Code.

We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

Required Distributions.    For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

Corporate Pension and Profit-Sharing Plans.    Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

Section 403(b) Plans.    Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Individual Retirement Annuities.    Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of a specified annual amount or 100% of the policy owner’s adjusted gross income. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

Roth IRAs.    Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that—once aggregate distributions exceed contributions to the Roth IRA—income tax and a 10% penalty tax may apply to distributions made:

(a)	before age 59 1/2 (subject to certain exceptions); or

(b)	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

A 10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner’s death.

All Policies.    As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data

We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including:

(a)	one year;

(b)	five years;

(c)	ten years; and

(d)	the period starting when the investment division commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

The Statement of Additional Information has more information about performance data calculations.

Voting Rights

To the extent required by law, we will vote shares of W&R Target Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the W&R Target Funds, Inc. shares in our own right, we may elect to do so. W&R Target Funds, Inc. does not hold regular annual shareholder meetings.

The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

The number of votes for a portfolio which are available will be determined as of the record date established by W&R Target Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by W&R Target Funds, Inc.

Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of W&R Target Funds, Inc.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on us or the Variable Account.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our home office.

Condensed Financial Information

The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Investment Division:	Money Market	Bond	High Income	Growth	Core Equity	Inter- national		Small Cap		Balanced		Limited- Term Bond		Asset Strategy		Science and Technology
January 1, 1993	1.342	1.582	1.505	2.078	1.209	—		—		—		—		—		—
December 31, 1993	1.365	1.762	1.758	2.348	1.406	—		—		—		—		—		—
January 1, 1994	1.365	1.762	1.758	2.348	1.406	—		—		—		—		—		—
December 31, 1994	1.403	1.643	1.698	2.383	1.378	0.997	(b)	1.202	(b)	0.991	(b)	0.997	(b)	—		—
January 1, 1995	1.403	1.643	1.698	2.383	1.378	0.997		1.202		0.991		0.997		—		—
December 31, 1995	1.468	1.963	1.989	3.272	1.796	1.060		1.577		1.219		1.129		1.012	(c)	—
January 1, 1996	1.468	1.963	1.989	3.272	1.796	1.060		1.577		1.219		1.129		1.012		—
December 31, 1996	1.528	2.012	2.217	3.645	2.132	1.209		1.696		1.344		1.161		1.064		—
January 1, 1997	1.528	2.012	2.217	3.645	2.132	1.209		1.696		1.344		1.161		1.064		—
December 31, 1997	1.592	2.189	2.506	4.388	2.666	1.399		2.211		1.578		1.230		1.202		1.155	(d)
January 1, 1998	1.592	2.189	2.506	4.388	2.666	1.399		2.211		1.578		1.230		1.202		1.155
December 31, 1998	1.658	2.329	2.532	5.537	3.201	1.856		2.429		1.700		1.300		1.310		1.672
January 1, 1999	1.658	2.329	2.532	5.537	3.201	1.856		2.429		1.700		1.300		1.310		1.672
December 31, 1999	1.718	2.275	2.615	7.374	3.570	3.047		3.665		1.855		1.311		1.600		4.553
January 1, 2000	1.718	2.275	2.615	7.374	3.570	3.047		3.665		1.855		1.311		1.600		4.553
December 31, 2000	1.803	2.477	2.340	7.412	3.867	2.305		3.184		1.970		1.413		1.939		3.558
January 1, 2001	1.803	2.477	2.340	7.412	3.867	2.305		3.184		1.970		1.413		1.939		3.558
December 31, 2001	1.852	2.638	2.532	6.292	3.260	1.776		3.095		1.837		1.529		1.730		3.106
January 1, 2002	1.852	2.638	2.532	6.292	3.260	1.776		3.095		1.837		1.529		1.730		3.106
December 31, 2002	1.856	2.849	2.458	4.907	2.532	1.441		2.398		1.667		1.598		1.771		2.339

ACCUMULATION UNITS OUTSTANDING

Investment Division:	Money Market	Bond	High Income	Growth	Core Equity	Inter- national	Small Cap	Balanced	Limited- Term Bond	Asset Strategy	Science and Technology
December 31, 1993	17,897,447	44,792,360	38,757,852	89,948,476	108,139,963	—	—	—	—	—	—
December 31, 1994	20,471,850	43,111,140	40,825,454	111,492,038	154,850,855	25,149,046	12,901,165	8,285,256	1,129,780	—	—
December 31, 1995	24,201,405	43,067,978	41,566,061	122,901,754	179,416,052	45,528,402	34,060,411	18,645,118	2,002,578	4,228,164	—
December 31, 1996	23,280,737	43,901,442	41,973,073	135,309,921	210,826,563	63,389,043	55,504,706	30,524,995	2,631,935	7,517,085	—
December 31, 1997	26,450,888	43,769,678	45,793,587	140,325,438	232,342,721	78,779,114	64,836,083	41,697,180	2,888,746	7,707,088	8,213,309
December 31, 1998	31,698,628	47,362,351	48,355,147	143,565,102	246,348,082	87,048,577	71,391,390	52,558,411	3,396,477	10,190,875	19,514,662
December 31, 1999	36,543,771	46,838,344	44,444,098	151,234,841	254,583,065	93,464,135	82,626,886	60,885,561	4,499,675	12,770,797	52,234,647
December 31, 2000	23,546,612	43,554,529	39,891,059	154,488,656	254,460,264	102,977,619	94,865,750	67,530,795	4,096,809	20,438,129	69,472,286
December 31, 2001	26,705,427	34,332,677	27,062,127	105,629,807	179,198,695	71,120,895	70,773,996	50,871,186	4,611,529	20,251,480	51,074,761
December 31, 2002	26,962,483	34,213,228	21,935,304	77,735,484	132,186,663	53,467,888	54,531,571	41,494,392	9,724,730	21,689,739	39,026,878

(a) Commencement of operations on May 3, 1994 at 1.000.	(c) Commencement of operations on May 1, 1995 at 1.000.
(b) Commencement of operations on July 16, 1991 at 1.000.	(d) Commencement of operations on April 4, 1997 at 1.000.

Statement of Additional Information Table of Contents

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Owner or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Performance Data Calculations	6
Yields and Total Returns	6
Money Market Investment Division Yield Calculation	7
Average Annual Total Return Calculations	8
Federal Tax Matters	9
Taxation of United Investors	9
Tax Status of the Policies	10
Required Distributions	10
Addition, Deletion or Substitution of Investments	11
Distribution of the Policy	11
Safekeeping of Variable Account Assets	12
State Regulation	12
Records and Reports	12
Legal Matters	12
Experts	12
Potential Conflicts of Interest	13
Other Information	13
Financial Statements	13
Index to Financial Statements	F-1

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

P.O. Box 156

Birmingham, Alabama 35201-0156

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IIsm Deferred Variable Annuity Policy (the “Policy”) offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2003, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 2003

	Page	Corresponding Page in Prospectus
The Policy	3	12
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments.	4
Variable Annuity Payments.	4
The Contract	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	6
Change of Ownership or Beneficiary	6
Assignment	6
Incontestability	6
Evidence of Survival	6
Performance Data Calculations	6	30
Yields and Total Returns	6
Money Market Investment Division Yield Calculation	7
Average Annual Total Return Calculations	8
Federal Tax Matters	9	26
Taxation of United Investors	9
Tax Status of the Policies	10
Required Distributions	10
Addition, Deletion or Substitution of Investments	11
Distribution of the Policy	11	26
Safekeeping of Variable Account Assets	12
State Regulation	12
Records and Reports	12
Legal Matters	12
Experts	12	31
Potential Conflicts of Interest	13
Other Information	13
Financial Statements	13	31
Index to Financial Statements	F-1

2

The Policy

As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division’s appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received.

The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division’s Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)	is the result of:

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(a)	the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

(c)	a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)	is the result of:

(a)	the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

(b)	the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)	is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments

At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

After the Retirement Date, the Annuitant may reallocate the value of the Annuitant’s interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment,

4

by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract

The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex

If the Annuitant’s age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation

The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Ownership

The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner’s Designated Beneficiary will become the Owner; if there is no Owner’s Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

5

Beneficiary

The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant’s death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner’s estate.

Change of Ownership or Beneficiary

Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us before making a change. A change of ownership may be a taxable event.

Assignment

You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted.

Incontestability

United Investors will not contest the Policy.

Evidence of Survival

Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

Performance Data Calculations

We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the variable subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable subaccount are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the underlying mutual fund portfolios.

In advertising and sales literature, the performance of each variable subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuity investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable annuity issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance charges, or certain expense deductions at the separate account level into consideration. In addition,

6

VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a variable subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Money Market Investment Division Yield Calculation

In accordance with regulations adopted by the SEC, if we disclose the current annualized yield of the Money Market Investment Division for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the Money Market Portfolio or on its portfolio securities. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division will be lower than the yield for the Money Market Portfolio of the Fund.

The SEC also permits us to disclose the effective yield of the Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

Effective Yield = [(Base period return +1)^365/7]—l

For the seven-day period ending December 31, 2002, the Money Market Investment Division annualized yield was -0.68%. For the same period, the effective yield was -0.68%.

The actual yield of the Money Market Investment Division is affected by: (l) changes in interest rates on money market securities; (2) the average portfolio maturity of the Money Market Portfolio; (3) the types and quality of securities held by the Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

7

Average Annual Total Return Calculations

For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)^n = ERV

Where

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

N	=	number of years in the period

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.

Standard Average Annual Total Return

Investment Division	1 Year to 12/31/02	5 Years to 12/31/02	10 Years to 12/31/02	Inception to 12/31/02	Inception Date
Asset Strategy	–5.42%	7.00%	N/A	7.04%	5/01/95
Balanced	–17.01%	–0.09%	N/A	5.46%	5/03/94
Bond	0.23%	4.33%	5.45%	6.43%	7/13/87
Core Equity	–30.12%	–2.29%	7.04%	7.83%	7/16/91
Growth	–29.78%	1.07%	8.35%	10.24%	7/13/87
High Income	–10.68%	–1.60%	4.42%	5.41%	7/13/87
International	–26.67%	–0.65%	N/A	3.66%	5/03/94
Limited-Term Bond	–3.28%	4.29%	N/A	4.95%	5/03/94
Science and Technology	–32.45%	14.13%	N/A	15.01%	4/04/97
Small Cap	–30.27%	0.44%	N/A	9.99%	5/03/94

8

From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Withdrawal Charge of 0%.

Non-Standard Average Annual Total Return

Investment Division	1 Year to 12/31/02	5 Years to 12/31/02	10 Years to 12/31/02	Inception to 12/31/02	Inception Date
Asset Strategy	1.58%	7.46%	N/A	7.12%	5/01/95
Balanced	–10.01%	0.50%	N/A	5.46%	5/03/94
Bond	7.23%	4.83%	5.45%	6.43%	7/13/87
Core Equity	–23.12%	–1.64%	7.04%	7.83%	7/16/91
Growth	–22.78%	1.64%	8.35%	10.24%	7/13/87
High Income	–3.68%	–0.97%	4.42%	5.41%	7/13/87
International	–19.67%	–0.04%	N/A	3.66%	5/03/94
Limited-Term Bond	3.72%	4.79%	N/A	4.95%	5/03/94
Science and Technology	–25.45%	14.48%	N/A	15.28%	4/04/97
Small Cap	–23.27%	1.02%	N/A	9.99%	5/03/94

The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

The figures shown above do not reflect the “12b-l” service fee for periods prior to the August 31, 1998 effective date of the Service Plan. If the Service Plan had been in effect during the periods shown, returns would have been lower.

Federal Tax Matters

Taxation of United Investors

United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the “Code”). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

9

Tax Status of the Policies

Section 817(h) of the Code provides that the investments of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios’ assets may be invested. United Investors does not control the Fund or the Portfolios’ investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account.” This announcement also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets.”

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner’s death.

These requirements will be considered satisfied as to any portion of the Owner’s interest that is payable as annuity payments which will begin within one year of that Owner’s death and which will be made over the life of the Owner’s designated Beneficiary or over a period not extending beyond his life expectancy.

If the Owner’s designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required. (See “Required Distributions” in the prospectus.)

10

Addition, Deletion or Substitution of Investments

United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner’s interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

Distribution of the Policy

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid To the Principal Underwriter(s)

2000	$26,699,797.03	*
2001	$3,454,649.19	*
2002	$646,952.69

*Waddell & Reed, Inc. was the principal underwriter of the Policies, and directly received all compensation with respect to the Policies, prior to April 30, 2001. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for the Policies it sold before that date.

11

Safekeeping of Variable Account Assets

United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors’ general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors’ operations is conducted periodically by the Missouri Department of Insurance.

In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.

Records and Reports

All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the Policy described in the Prospectus have been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2002 and 2001 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002, and the balance sheets of the portfolios of United Investors Annuity Variable Account as of December 31, 2002 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2002 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

12

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Other Information

A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

The financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

13

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

United Investors Life Insurance Company

Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2002 and 2001, and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2002 and 2001, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, United Investors changed its method of accounting for goodwill in 2002, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

Dallas, Texas

April 25, 2003

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2002 AND 2001

(Dollar amounts in thousands except per share data)

	2002	2001
ASSETS
INVESTMENTS:
Fixed maturities—available for sale, at fair value (amortized cost: 2002—$715,754; 2001—$645,327)	$746,510	$648,879
Preferred stock of affiliate, at fair value which approximates cost	240,412	240,412
Policy loans	23,107	21,691
Short term investments	10,284	17,568

Total investments	1,020,313	928,550
Accrued investment income (includes amounts from affiliates: 2002—$477; 2001—$477)	13,353	11,770
Receivables	9,667	8,912
Due from affiliate (includes funds withheld on reinsurance: 2002—$266,602; 2001—$274,216)	266,602	283,889
Deferred acquisition cost	255,764	275,317
Value of insurance purchased	12,517	13,482
Goodwill	26,628	26,628
Property and equipment	278	422
Other assets	2,453	8,000
Separate account assets	1,656,795	2,502,284

Total assets	$3,264,370	$4,059,254

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Future policy benefits (includes reserves assumed from affiliates: 2002—$276,743; 2001—$276,572)	$837,455	$804,113
Unearned and advance premiums	2,317	2,508
Other policy benefits	8,889	7,946

Total policy liabilities	848,661	814,567
Accrued income taxes	110,193	106,202
Other liabilities	13,670	24,249
Due to affiliates	507	14
Separate account liabilities	1,656,795	2,502,284

Total liabilities	2,629,826	3,447,316
SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding: 500,000 shares	3,000	3,000
Additional paid in capital	351,408	351,371
Accumulated other comprehensive income	17,074	1,839
Retained earnings	263,062	255,728

Total shareholders’ equity	634,544	611,938

Total liabilities and shareholders’ equity	$3,264,370	$4,059,254

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	2002	2001	2000
REVENUE:
Premium income	$86,357	$86,958	$79,805
Policy charges and fees	61,845	82,445	71,368
Net investment income (includes amounts from affiliates (2002—$16,109; 2001— $16,385; 2000—$16,622)	66,213	64,313	63,472
Realized investment gains (losses)	(8,061)	320	(5,484)
Other income	14,380	23,302	19,619

Total revenue	220,734	257,338	228,780

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	67,228	67,130	59,131
Annuity	28,646	28,473	28,706

Total policy benefits	95,874	95,603	87,837
Amortization of deferred acquisition costs and value of insurance purchased	40,021	55,597	40,089
Commissions and premium taxes	6,855	8,611	7,407
Other operating expenses	10,584	10,029	7,647

Total benefits and expenses	153,334	169,840	142,980

Net operating income before income taxes	67,400	87,498	85,800
Income taxes	14,266	20,473	21,828

Net income before the cumulative effect of change in accounting principles	53,134	67,025	63,972
Cumulative effect of change in accounting principle (less applicable income tax benefit of $2,156 in 2001)	0	(4,004)	0

Net income	$53,134	$63,021	$63,972

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	2002	2001	2000
Net income	$53,134	$63,021	$63,972
Other comprehensive income:
Unrealized investment gains (losses):
Unrealized investment gains (losses) on securities:
Unrealized holding gains arising during period	18,557	19,297	(1,757)
Reclassification adjustment for (gains) losses on securities included in net income	8,061	(441)	5,484
Reclassification adjustment for change in accounting principle		6,160
Reclassification adjustment for amortization of (discount) and premium	586	91	382

	27,204	25,107	4,109
Unrealized gains (losses) on other investments		(9)	765
Unrealized gains (losses), adjustment to deferred acquisition costs	(3,766)	(6,430)	(1,855)

Total unrealized gains	23,438	18,668	3,019
Applicable tax	(8,203)	(6,533)	(1,057)

Other comprehensive income	15,235	12,135	1,962

Comprehensive income	$68,369	$75,156	$65,934

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
Year Ended at December 31, 2000
Balance at January 1, 2000	$3,000	$350,714	$(12,258)	$207,735	$549,191
Comprehensive Income			1,962	63,972	65,934
Dividends				(49,000)	(49,000)
Exercise of stock options		48			48

Balance at December 31, 2000	3,000	350,762	(10,296)	222,707	566,173

Year Ended at December 31, 2001
Comprehensive Income			12,135	63,021	75,156
Dividends				(30,000)	(30,000)
Exercise of stock options		609			609

Balance at December 31, 2001	3,000	351,371	1,839	255,728	611,938

Year Ended at December 31, 2002
Comprehensive Income			15,235	53,134	68,369
Dividends				(45,800)	(45,800)
Exercise of stock options		37			37

Balance at December 31, 2002	$3,000	$351,408	$17,074	$263,062	$634,544

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	2002	2001	2000
Operating Activities:
Net income	$53,134	$63,021	$63,972
Adjustment to reconcile net income to cash provided from operations:
Increase in future policy benefits	9,382	(10,632)	17,084
Increase in other policy liabilities	752	688	172
Deferral of policy acquisition costs	(23,270)	(44,350)	(95,149)
Amortization of deferred acquisition costs and value of insurance purchased	40,021	55,597	40,089
Change in accrued income taxes	(4,212)	35,269	13,886
Depreciation	90	100	72
Realized (gains) losses on sale of investments and properties	8,061	(320)	4,848
Other accruals and adjustments	11,096	(9,152)	25,466

Cash provided from operations	95,054	90,221	70,440
Investing Activities:
Investments sold or matured:
Fixed maturities available for sale-sold	101,100	163,665	78,483
Fixed maturities available for sale-matured, called and repaid	32,724	38,743	37,953
Equity securities	0	0	4,284

Total investments sold or matured	133,824	202,408	120,720
Acquisition of investments:
Fixed maturities—available for sale	(212,898)	(270,083)	(91,924)
Net increase in policy loans	(1,416)	(423)	(1,604)

Total acquisition of investments	(214,314)	(270,506)	(93,528)
Net decrease (increase) in short-term investments	7,284	6,805	(12,544)
Funds loaned to affiliates	(65,700)	(108,700)	(147,950)
Funds repaid by affiliates	65,700	108,700	147,950
Funds borrowed from affiliates	71,500	45,600	101,000
Funds repaid to affiliates	(71,500)	(45,600)	(101,000)
Disposition of property and equipment	0	11	6
Additions of properties	(8)	(149)	(250)

Cash provided from (used for) investment activities	(73,214)	(61,431)	14,404

Financing activities:
Cash dividends paid to shareholders	(45,800)	(30,000)	(49,000)
Net receipts (disbursements) from deposit product operations	23,960	(20,429)	(20,047)

Cash used for financing activities	(21,840)	(50,429)	(69,047)

Increase (decrease) in cash	0	(21,639)	15,797
Cash at beginning of year	0	21,639	5,842

Cash at end of year	$0	$0	$21,639

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands except per share data)

l.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—United Investors Life Insurance Company (“UILIC” or “United Investors”) was a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”) (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation (“TMK”). On March 3, 1998, to facilitate the initial public offering (“IPO”) by TMK of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i)	WDR contributed 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A to UILIC.

(ii)	WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company (“LNL” or “Liberty National”), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii)	Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC’s portion of United Investors Management Company’s goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv)	TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

Description of Business—United Investors is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of TMK, which is owned by Liberty National (81.18%)

and TMK Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If a decline in the fair market value of an investment is deemed other than temporary, such impairment is treated as a realized loss and the investment’s cost basis is adjusted to fair market value.

Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2002, 2001, and 2000 included approximately $34,500, $35,500 and $35,600, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments with similar maturities. Fair value of future benefits for universal life, current interest products, and annuity products are based on the fund value. Policy loans are an integral part of the life insurance policies which United Investors has in force and cannot be valued separately.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Recognition of Revenue and Related Expenses—Premiums for insurance contracts which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Accounting Standards (“SFAS”) No. 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products according to SFAS No. 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

Deferred acquisition costs and the value of life insurance purchased, for policies other than universal life-type policies, according to SFAS No. 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, persistency, morbidity, and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

Separate Accounts—Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of United Investors. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s statements of operations and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

Income Taxes—Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from three to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. Effective January 1, 2002, United Investors adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No.142 changed the accounting for goodwill from an amortization method to an impairment method. Accordingly, the Company ceased amortizing goodwill in 2002, and continues to carry it at the December 31, 2001 balance of $35,093. Restatement of prior year results to exclude the amortization of goodwill is not permitted. Goodwill amortization was $945,581 in both 2001 and 2000. Goodwill is subject to impairment testing upon implementation and annually thereafter based on the procedures outlined in SFAS 142.

In accordance with SFAS 142, United Investors has tested as of January 1, 2002 for impairment. The test involved dividing United Investors’ operations into “reporting units” as defined by the Statement. For United Investors, these reporting units are the individual life insurance business lines. Assets and liabilities were then assigned to these units. Each of these units was then valued under the procedures outlined in the Statement. The resulting “fair market values” for each unit were then compared with the underlying carrying values of the net assets assigned to that unit (including goodwill). Because the fair value of each unit exceeded the carrying values assigned to those units, there was no goodwill impairment at January 1, 2002.

SFAS No. 142 also requires that goodwill be tested annually for impairment. United Investors again tested its goodwill for impairment as of June 30, 2002 following similar procedures and determined there was no goodwill impairment.

The pro forma effect of the adoption of SFAS 142 on reported earnings is as follows:

	2002	2001	2000
Reported net income	$53,134	$63,021	$63,972
Add: amortization of goodwill		946	946

Adjusted net income	$53,134	$63,967	$64,918

Reclassification—Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

Recently Issued Accounting Standards—SFAS No. 145, Rescission of SFAS Statements No. 4, 44, and 64, Amendment of SFAS Statement No. 13, and Technical Corrections, is effective for fiscal years beginning after May 15, 2002. This Statement supercedes previous accounting rules regarding debt extinguishments and certain lease modifications. It prohibits reporting gains and losses from debt extinguishments as extraordinary on the income statement unless it is material, infrequent, and unusual. It requires reclassification of such amounts previously classified as extraordinary into continuing operations. The provisions of this Statement should have no material impact on the financial statements of United Investors.

SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. Statement 146 amends previous accounting standards to require the recognition of a liability for the cost associated with an exit or disposal activity at the time the liability is incurred. Previously, this liability was recognized at the time of commitment to an exit plan. The provisions of this Statement should have no material impact on the financial statements of United Investors.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS 123— Accounting for Stock-Based Compensation as amended by SFAS 148—Accounting for Stock-Based Compensation—Transition which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	For the Year Ended December 31,
	2002	2001	2000
Net income as reported	$53,134	$63,021	$63,972
After tax effect of stock-based compensation, fair value method	(100)	(231)	(82)

Pro forma net income	$53,034	$62,790	$63,890

2.    STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders’ equity on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Shareholders’ Equity at December 31,
2002	2001	2000	2002	2001
$18,452	$38,769	$30,985	$158,234	$166,795

The excess of shareholders’ equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

A reconciliation of United Investors’ statutory net income to GAAP net income is as follows:

	For the year ended December 31,
	2002	2001	2000
Statutory net income	$18,452	$38,769	$30,985
Deferral of acquisition costs	23,269	44,350	95,149
Amortization of acquisition costs	(43,787)	(62,027)	(41,944)
Differences in policy liabilities	56,413	53,815	(3,572)
Deferred income taxes	(12,544)	(16,376)	(17,500)
Other	11,331	4,490	854

GAAP net income	$53,134	$63,021	$63,972

A reconciliation of United Investors’ statutory shareholders’ equity to GAAP shareholders’ equity is as follows:

	December 31,
	2002	2001
Statutory shareholders’ equity	$158,234	$166,795
Difference in future policy benefits	115,287	58,912
Differences in policy liabilities	(3,012)	(3,175)
Deferred acquisition cost and value of insurance purchased	268,281	288,799
Deferred income taxes	(144,483)	(94,628)
Asset valuation reserve	7	2,917
Nonadmitted assets	22,499	4,404
Fair value adjustment on fixed maturities available for sale	31,028	2,688
Fair value adjustment on preferred stock of affiliate	188,212	188,212
Goodwill	26,628	26,628
Due and deferred premiums	(26,549)	(28,358)
Other	(1,588)	(1,796)

GAAP shareholders’ equity	$634,544	$611,398

The state of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2002 and 2001.

3.    INVESTMENTS

Investment income is summarized as follows:

	Year Ended December 31,
	2002	2001	2000
Fixed maturities	$48,937	$46,336	$45,152
Policy loans	1,571	1,561	1,448
Other long-term investments	43	114	17
Short-term investments	212	1,057	827
Other income			65
Interest and dividends from affiliates	16,106	16,385	16,622

	66,869	65,453	64,131
Less investment expense	(656)	(1,140)	(659)

Net investment income	$66,213	$64,313	$63,472

Analysis of gains (losses) from investments:
Realized investment gains (losses)
Fixed maturities	$(8,061)	$320	$(6,368)
Equity securities other	0	0	884

	$(8,061)	$320	$(5,484)

Analysis of change in unrealized gains (losses):
Net change in unrealized investment gains on fixed maturities available for sale before tax	$27,205	$25,107	$4,100
Net change in unrealized gains on equity securities			765
Net change in unrealized investment gains (losses) on short-term investments before tax	0	(9)	9
Adjustment for deferred acquisition costs	(3,766)	(6,430)	(1,855)
Applicable tax	(8,204)	(6,533)	(1,057)

Net change in unrealized gains on short-term investments and fixed maturities available for sale	$15,235	$12,135	$1,962

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2002 and 2001 as follows:

2002:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amount per the Balance Sheet
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$13,054	$622	$0	$13,676	$13,676
GNMA’s	20,809	1,875	0	22,684	22,684
Other mortgage-backed securities	6,546	809	0	7,355	7,355
States, municipalities and political subdivisions	539	12	0	551	551
Foreign governments	1,416	177	(12)	1,581	1,581
Public utilities	108,299	5,546	(4,884)	108,961	108,961
Industrial and miscellaneous	563,848	37,912	(11,497)	590,263	590,263
Asset-backed securities	1,243	196		1,439	1,439

Total fixed maturities	$715,754	$47,149	$(16,393)	$746,510	$746,510

2001:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amount per the Balance Sheet
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$6,370	$261	$(7)	$6,624	$6,624
GNMA’s	30,347	1,914	0	32,261	32,261
Other mortgage-backed securities	25,717	1,736	0	27,453	27,453
States, municipalities and political subdivisions	5,517	148	0	5,665	5,665
Foreign governments	7,018	707	0	7,725	7,725
Public utilities	89,407	973	(2,143)	88,237	88,237
Industrial and miscellaneous	475,729	12,775	(12,724)	475,780	475,780
Asset-backed securities	5,222	152	(240)	5,134	5,134

Total fixed maturities	$645,327	$18,666	$(15,114)	$648,879	$648,879

A schedule of fixed maturities by contractual maturity at December 31, 2002 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$11,344	$11,625
Due after one year through five years	129,815	136,194
Due after five years through ten years	257,511	270,583
Due after ten years	288,486	296,630

	687,156	715,032
Mortgage-backed and asset-backed securities	28,598	31,478

	$715,754	$746,510

Proceeds from sales of fixed maturities available for sale were $101,100 in 2002, $163,665 in 2001 and $78,483 in 2000. Gross gains realized on these sales were $8,004 in 2002, $6,296 in 2001 and $766 in 2000. Gross losses realized on these sales were $1,258 in 2002, $969 in 2001 and $3,101 in 2000.

Proceeds from sales of equity securities were $0 in 2002, $0 in 2001 and $4,284 in 2000. Gross gains realized on these sales were $0 in 2002, $0 in 2001 and $844 in 2000. No gross losses were realized on these sales in 2002, 2001 and 2000.

During the year ended December 31, 2002, 2001, and 2000, United Investors realized a loss of $14,617, $1,087, and $2,358, respectively, related to a decline in fair value of certain available for sale investments that management deemed to be other than temporary.

SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. This Statement established standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of SFAS No. 133 did not have a material impact on UILIC’s financial statements.

4.    DEFERRED ACQUISITION COST AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

	2002		2001		2000

	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased
Balance at beginning of year	$275,317	$13,482	$285,130	$21,346	$227,170	$26,101
Additions:
Deferred during period:
Commissions	14,889	0	27,122	0	72,887	0
Other expenses	8,380	0	17,228	0	22,262	0

Total deferred	23,269	0	44,350	0	95,149	0
Deductions:
Amortized during period	(39,056)	(965)	(47,733)	(7,864)	(35,334)	(4,755)
Adjustment attributable to unrealized investment gains (1)	(3,766)	0	(6,430)	0	(1,855)	0

Total deductions	(42,822)	(965)	(54,163)	(7,864)	(37,189)	(4,755)

Balance at end of year	$255,764	$12,517	$275,317	$13,482	$285,130	$21,346

(1)	Represents amounts pertaining to investments relating to universal life-type products.

The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $137, $262 and $423 for the years ended December 31, 2002, 2001 and 2000, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2000 to 2002. The estimated amount of the unamortized value of business purchased balance at December 31, 2002 to be amortized during each of the next five years is: 2003, $1,768; 2004, $1,680; 2005, $1,596; 2006, $1,516 and 2007, $1,440.

In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

5.    PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	December 31, 2002		December 31, 2001
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$579	$423	$572	$349
Transportation equipment	0	0	74	12
Furniture and office equipment	1,075	953	1,074	937

Total	$1,654	$1,376	$1,720	$1,298

Depreciation expense on property and equipment was $90, $100 and $72 for each of the years 2002, 2001, and 2000, respectively.

6.    FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2002 is as follows:

Individual Life Insurance

Interest assumptions:

Years of Issue	Interest Rates	Percent of Liability
1962—2002	3.00% to 6.00%	25%
1986—1992	7.00% graded to 6.00%	23%
1962—1985	8.50% graded to 6.00%	1%
1981—1985	8.50% graded to 7.00%	1%
1984—2002	Interest sensitive	50%

100%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965-70 Select and Ultimate table

1975-80 Select and Ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.    INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

Total income taxes were allocated as follows:

	Year Ended December 31,
	2002	2001	2000
Operating income	$14,266	$20,473	$21,828
Shareholders’ equity:
Unrealized investment gains	8,203	6,533	1,057
Tax basis compensation expense (from the exercise of stock options) recognized for financial reporting purposes	(37)	(609)	(48)
Change in accounting principle	0	(2,156)	0
Other	0	1,655	0

	$22,432	$25,896	$22,837

Income tax expense is summarized below:

	Year Ended December 31,
	2002	2001	2000
Current income tax expense	$3,602	$4,961	$4,328
Deferred income tax expense	10,664	15,512	17,500

	$14,266	$20,473	$21,828

The effective income tax rate differed from the expected statutory rate of 35% in 2002, 2001 and 2000 as shown below:

	Year Ended December 31,
	2002	%	2001	%	2000	%
Expected income taxes	$23,589	35%	$30,624	35%	$30,030	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(9,328)	(14)	(10,498)	(12)	(8,540)	(10)
Goodwill amortization			331		331
Other	5		16		7

Income taxes	$14,266	21.0%	$20,473	23.0%	$21,828	25.0%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31,
	2002	2001	2000
Deferred tax assets:
Unrealized investment losses	$0	$0	$5,544
Present value of future policy surrender charges	24,704	32,821	39,964
Other liabilities, principally due to the current nondeductibility for tax purposes of certain accrued expenses	0	1,036	274

Total gross deferred tax assets	24,704	33,857	45,782
Deferred tax liabilities:
Unrealized investment gains	9,194	990	0
Future policy benefits and unearned and advance premiums	42,948	31,151	19,996

Deferred acquisition costs	71,192	79,463	88,320
Other	11,188	13,205	6,874

Total gross deferred tax liabilities	134,522	124,809	115,190

Net deferred tax liability	$109,818	$90,952	$69,408

The net deferred tax liability is included as a component of accrued income taxes on the balance sheet. In United Investors’ opinion, all deferred tax assets will be recoverable.

United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders’ surplus account since United Investors contemplates no action and can foresee no events which would cause such taxes to become payable. A current tax expense will be recognized in the future if this tax becomes payable.

8.    POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and TMK. The total cost of these retirement plans allocated and charged to UILIC’s operations was as follows:

Year Ended December 31,	Defined Contribution Plans	Defined Benefit Pension Plans
2002	$87	$106
2001	83	77
2000	79	54

United Investors accrues expense for the defined contribution plans based on a percentage of employee contributions. The plans are funded by the employee contributions and a United Investors’ contribution based on a percentage of employee contributions. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31,
	2002	2001	2000
Service cost—benefits earned during period	$740	$713	$643
Interest cost on projected benefit obligation	1,726	1,579	1,420
Expected return on assets	(1,805)	(1,727)	(1,649)
Net amortization and deferral	47	(51)	(52)

Total net periodic cost	708	514	362
Periodic cost allocated to other participating employers	602	437	308

UILIC’s net periodic cost	$106	$77	$54

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ and Liberty National’s, the plan sponsor, financial statements.

	Pension Benefits for the year ended December 31,
	2002	2001
Changes in benefit obligation:
Obligation at the beginning of year	$22,121	$18,280
Service cost	740	713
Interest cost	1,726	1,579
Actuarial (gain) loss	3,321	3,198
Benefits paid	(1,045)	(1,649)

Obligation at the end of year	26,863	22,121

Changes in plan assets:
Fair value at the beginning of year	20,964	21,057
Return on assets	(787)	1,042
Contributions	3,315	514
Benefits paid	(1,045)	(1,649)

Fair value at the end of year	22,447	20,964

Funded status at year end	(4,416)	(1,157)

Unrecognized amounts at year end:
Unrecognized actuarial loss	6,413	426
Unrecognized prior service cost	151	(90)

Net amount recognized at year end	$2,148	$(821)

Amounts recognized consist of:
Prepaid benefit cost	$2,148	0
Accrued benefit liability	0	$(821)

Net amount recognized at year end	2,148	(821)
Net amount recognized allocated to other participating employers	1,812	(766)

UILIC’s net amount recognized at year end	$336	$(55)

The weighted average assumed discount rates used in determining the actuarial benefit obligations were 6.75%, 7.25%, and 7.5% in 2002, 2001, and 2000, respectively. The rate of assumed compensation increase was 4.5% for 2002, 2001, and 2000, respectively, while the expected long-term rate of return on plan assets was 9.25% in 2002, 2001, and 2000, respectively.

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material and is being reflected in the financial statements of Liberty National, the majority stockholder of United Investors.

Stock Option Plans—As previously stated in Note 1, United Investors accounts for employee stock options granted under the provisions of various TMK stock option plans under the intrinsic value method in accordance with APB 25. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options, upon which compensation expense is based. The estimated fair value of the options is then amortized to expense over the options’ vesting period. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the employee stock options granted under the TMK stock option plans have characteristics significantly different from those of traded options, changes in the assumptions can materially affect the fair value estimate of its employee stock options. Under the intrinsic value method, compensation expense for option grants is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

As required by SFAS 148, Accounting for Stock-Based Compensation—Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1—Significant Accounting Policies. The fair value for TMK’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2002, 2001, and 2000:

	2002	2001	2000
Risk-free interest rate	3.1%	4.5%	5.1%
Dividend yield	1.0%	0.9%	1.0%
Volatility factor	30.1	31.7	32.5
Weighted average expected life (in years)	4.51	4.75	4.77

The weighted average fair value of options granted during the years ended December 31, 2002, 2001, and 2000 were $10.33, $13.00, and $12.05, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31 follows:

	2002		2001		2000
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding-beginning of year	84,014	$35.47	119,521	$30.38	119,621	$29.25
Granted	14,000	37.44	30,271	39.85	14,000	37.38
Exercised	(8,178)	33.28	(65,778)	28.23	(14,100)	27.73
Expired	0		0		0

Outstanding-end of year	89,836	$35.98	84,014	$35.47	119,521	$30.38

At December 31, 2002, United Investors employees had 54,836 exercisable options with a weighted average exercise price of $34.86. The weighted average remaining life of outstanding stock options was 8.12.

At December 31, 2002, 2001, and 2000, there were 3,860, 5,024 and 9,476 shares, respectively, of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.    RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amount of these commissions was $5,428, $5,056 and $4,852 in 2002, 2001 and 2000, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,759 in 2002, $1,852 in 2001, and $1,835 in 2000.

TMK performed certain administrative services for United Investors for which it was charged $660 in 2002, $720 in 2001, and $516 in 2000.

During 2000, United Investors loaned, in a series of notes, $147,950 to TMK, Liberty National and United American Insurance Company (“United American”), which are affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income related to these notes of $3,424 is included in the accompanying financial statements.

During 2001, United Investors loaned, in a series of notes, $108,700 to United American, TMK, Globe Life and Accident Insurance Company (“Globe”) and American Income Life Insurance Company (“American Income”), which are affiliated companies. These notes had interest rates ranging from 4% to 6% and all these notes were repaid in 2001. The interest income related to these notes of $419 is included in the accompanying financial statements.

During 2002, United Investors loaned, in a series of notes, $65,700 to TMK, Globe and United American, which are affiliated companies. These notes had a 4.0% interest rate and were repaid in 2002. The interest income related to these notes of $139 is included in the accompanying financial statements.

During 2000, TMK exchanged 52,200 shares of its preferred stock with United Investors for $52,200 in intercompany debt.

During 2000, United Investors borrowed, in a series of loans, $101,000 from TMK, Liberty National, Globe and American Income, which are affiliated companies. These notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense related to these notes of $636 is included in the accompanying financial statements.

During 2001, United Investors borrowed, in a series of notes, $45,600 from Globe, Liberty National and United American, which are affiliated companies. These notes were repaid in 2001 and had interest rates ranging from 4% to 6%. The interest expense related to these notes of $230 is included in the accompanying financial statements.

During 2002, United Investors borrowed, in a series of notes, $71,500 from TMK, Liberty National and Globe, which are affiliated companies. These notes were repaid in 2002 and had a 4.0% interest rate. The interest expense related to these notes of $132 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $266,602 and $274,216 at December 31, 2002 and 2001, respectively. Interest income totaled $14,380, $23,302 and $19,619 in 2002, 2001, and 2000, respectively, and is included in other income in the accompanying financial statements. The reserve for annuity balances assumed in connection with this business totaled $276,743 and $276,572, as of December 31, 2002 and 2001, respectively. United Investors reimbursed United American for administrative expense in the amount of $501, $422, and $654 in 2002, 2001, and 2000, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2002.

On March 3, 1998, WDR contributed 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1-Summary of Significant Accounting Policies. Dividend income, on these shares, was $15,966 in 2002, $15,966 in 2001 and $13,198 in 2000.

10.    COMMITMENTS AND CONTINGENCIES

Reinsurance—United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2002 and 3% of premium income for 2002. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Restrictions on the Transfer of Funds—Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2002 in compliance with all regulations were $476,310. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $27.0 million in 2003, which represents net income on a statutory basis before realized gains and losses.

Litigation—United Investors is engaged in routine litigation arising form the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations. On March 19, 2002, an Alabama jury awarded $50 million compensatory damages to United Investors against WDR. WDR is a former distributor of United Investors’ variable annuities. The dispute arose regarding certain compensation on United Investors’ in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors’ variable annuities with those of another company. On April 18, 2003, the Alabama Supreme Court reversed, in part, the $50 million verdict rendered by the jury. The court found that conversion, breach of contract, and one claim of fraud and suppression were properly submitted to the jury. However, the court held that two claims, tortuous interference with contractual relations and fraud in connection with a promise by WDR not to replace United Investor’s existing variable annuity contracts, should not have been submitted to the jury. Under Alabama law, the findings by the court that two claims should not have been submitted to the jury necessitates a remand to the trial court on the remaining claims. United Investors may file a petition for rehearing with the Supreme Court and plans to pursue, in trial court, its claims for concealment, breach of contract, fraud and suppression, with claims for actual damages over $10 million and for punitive damages of up to three times that amount under Alabama law. The earlier verdict of $50 million did not include an award of punitive damages. In connection with this case, United Investors has not recorded as income the award by the trial jury and will not do so until all appeals are complete.

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (4%); investment-grade corporate bonds (63%); preferred stock in affiliates (24%); non-investment-grade securities (6%); policy loans (2%), which are secured by the underlying insurance policy values; non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2002, 3% or more of the portfolio was invested in the following industries: Depository institutions (14%); electric, gas, and sanitation services (12%); insurance carriers (6%); non-depository credit institutions (6%); and communications (3%). At year-end 2002, 6% of the carrying value of invested assets was rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $72.1 million, amortized cost was $67.2 million, and market value was $56.9 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statement of cash flows as required by GAAP:

	Year Ended December 31,
	2002	2001	2000
Paid-in capital from tax benefit for stock option exercises	$37	$609	$48

The following table summarizes certain amounts paid (refunded) during the period:

	Year Ended December 31,
	2002	2001	2000
Income taxes	$18,440	$(16,952)	$7,942
Interest	132	230	636

12.    BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2002
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,909	6.9%	$0	0%	$5,909	6.8%
Waddell & Reed	57,562	66.8	0	0	57,562	66.7
Liberty National	15,301	17.8	0	0	15,301	17.7
United American	197	0.2	238	100.0	435	0.5
Globe Direct Response	7,150	8.3	0	0	7,150	8.3

	$86,119	100.0%	$238	100.0%	$86,357	100.0%

	For the Year 2001
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,973	6.9%	$0	0%	$5,973	6.9%
Waddell & Reed	61,693	71.2	0	0	61,693	70.9
Liberty National	12,746	14.7	0	0	12,746	14.7
United American	163	0.2	339	100.0	502	0.6
Globe Direct Response	6,044	7.0	0	0	6,044	6.9

	$86,619	100.0%	$339	100.0%	$86,958	100.0%

	For the Year 2000
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,261	7.9%	$0	0%	$6,261	7.8%
Waddell & Reed	61,691	77.9	0	0	61,691	77.3
Liberty National	9,639	12.2	0	0	9,639	12.1
United American	66	0.1	641	100.0	707	0.9
Globe Direct Response	1,507	1.9	0	0	1,507	1.9

	$79,164	100.0%	$641	100.0%	$79,805	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwestern regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2002
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,119	$238	$0	$0	$86,357
Policy charges and fees	22,927	38,918	0	0	61,845
Net investment income	0	0	66,213	0	66,213
Other income	0	14,380	0	0	14,380

Total revenue	109,046	53,536	66,213	0	228,795
Benefits and expenses:
Policy benefits	67,228	28,646	0	0	95,874
Required reserve interest	(21,289)	(13,232)	34,521	0	0
Amortization of acquisition costs	22,454	17,567	0	0	40,021
Commissions and premium taxes	6,611	244	0	0	6,855
Required interest on acquisition costs	9,852	7,286	(17,138)	0	0

Total expenses	84,856	40,511	17,383	0	142,750

Underwriting income before other income and administrative expense	24,190	13,025	48,830	0	86,045
Administrative expenses	0	0	0	10,584	10,584

Pretax operating income	$24,190	$13,025	$48,830	$(10,584)	75,461

Realized investment gains/losses and deferred acquisition cost adjustment					(8,061)

Net operating income before income taxes					$67,400

	For the Year 2001
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,619	$339	$0	$0	$86,958
Policy charges and fees	22,984	59,461	0	0	82,445
Net investment income	0	0	64,313	0	64,313
Other income	0	23,302	0	0	23,302

Total revenue	109,603	83,102	64,313	0	257,018
Benefits and expenses:
Policy benefits	67,130	28,473	0	0	95,603
Required reserve interest	(21,001)	(14,460)	35,461	0
Amortization of acquisition costs	22,409	33,188	0	0	55,597
Commissions and premium taxes	6,308	2,303	0	0	8,611
Required interest on acquisition costs	10,252	8,417	(18,669)	0	0

Total expenses	85,098	57,921	16,792	0	159,811

Underwriting income before other income and administrative expense	24,505	25,181	47,521	0	97,207
Administrative expenses	0	0	0	9,083	9,083
Goodwill amortization	0	0	0	946	946

Pretax operating income	$24,505	$25,181	$47,521	$(10,029)	87,178

Realized investment gains/losses and deferred acquisition cost adjustment					320

Net operating income before income taxes					$87,498

	For the Year 2000
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$79,164	$641	$0	$0	$79,805
Policy charges and fees	19,218	52,150	0	0	71,368
Net investment income	0	0	63,472	0	63,472
Other income	0	19,619	0	0	19,619

Total revenue	98,382	72,410	63,472	0	234,264
Benefits and expenses:
Policy benefits	59,131	28,706	0	0	87,837
Required reserve interest	(19,888)	(15,741)	35,629	0	0
Amortization of acquisition costs	20,353	19,736	0	0	40,089
Commissions and premium taxes	5,358	2,049	0	0	7,407
Required interest on acquisition costs	8,896	7,128	(16,024)	0	0

Total expense	73,850	41,878	19,605	0	135,333

Underwriting income before other income and administrative expense	24,532	30,532	43,867		98,931
Administrative expenses	0	0	0	6,701	6,701
Goodwill amortization	0	0	0	946	946

Pretax operating income	$24,532	$30,532	$43,867	$(7,647)	91,284

Realized investment gains/losses and deferred acquisition cost adjustment					(5,484)

Net operating income before income taxes					$85,800

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2002
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$0	$0	$1,020,313	$0	$1,020,313
Accrued investment income	0	0	13,353	0	13,353
Deferred acquisition cost	133,646	122,118	0	0	255,764
Goodwill	0	0	0	26,628	26,628
Separate account assets	0	1,656,795	0	0	1,656,795
Other assets	0	0	0	291,517	291,517

Total assets	$133,646	$1,778,913	$1,033,666	$318,145	$3,264,370

	December 31, 2001
	Life	Annuity	Investment	Other	Total
Cash and invested assets	0	0	$928,550	0	$928,550
Accrued investment income	0	0	11,770	0	11,770
Deferred acquisition cost	$153,028	$122,289	0	0	275,317
Goodwill	0	0	0	$26,628	26,628
Separate account assets	0	2,502,284	0	0	2,502,284
Other assets	0	0	0	314,705	314,705

Total assets	$153,028	$2,624,573	$940,320	$341,333	$4,059,254

13.    CHANGE IN ACCOUNTING PRINCIPLE

Asset-Backed Securities—United Investors adopted new accounting guidance Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99-20 changed the method of accounting for most of United Investors’ asset-backed securities, and also set forth specific new rules regarding the impairment of asset-backed securities. Future impairments, if any, are to be recognized as a component of realized investment losses. On initial application of this standard, impairments were recognized as a change in accounting principle. Reversals of impairment charges recognized subsequent to adoption of EITF 99-20 are prohibited.

In accordance with this guidance, in 2001, United Investors evaluated the expected cash flows on its asset-backed securities under the new rules. As a result, United Investors determined that these assets were impaired by $6.1 million, or $4.0 million after tax. This impairment charge was recorded as a cumulative effect of a change in accounting principle in the second quarter of 2001.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Annuity Variable Account

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap, Balanced, Limited Term Bond, Asset Strategy, and Science and Technology portfolios that comprise the United Investors Annuity Variable Account (the “Annuity Variable Account”) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the Annuity Variable Account’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2002 by correspondence with the respective portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of United Investors Annuity Variable Account as of December 31, 2002, and the results of their respective operations and changes in net assets for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas

April 25, 2003

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

BALANCE SHEETS

AS OF DECEMBER 31, 2002

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
ASSETS:
Investment in mutual funds (Note 2)	$50,062,873	$97,504,341	$53,937,685	$381,569,665	$334,798,833	$77,050,894	$130,827,220	$69,192,415	$15,544,700	$38,423,009	$91,322,909	$1,340,234,544

Total assets	50,062,873	97,504,341	53,937,685	381,569,665	334,798,833	77,050,894	130,827,220	69,192,415	15,544,700	38,423,009	91,322,909	1,340,234,544

LIABILITIES:
Mortality and expense risk charge
payable to sponsor (Note 4)	14,902	28,672	15,931	113,611	99,468	22,526	38,729	20,464	4,500	11,327	27,043	397,173

Total liabilities	14,902	28,672	15,931	113,611	99,468	22,526	38,729	20,464	4,500	11,327	27,043	397,173

Net assets (Note 3)	$50,047,971	$97,475,669	$53,921,754	$381,456,054	$334,699,365	$77,028,368	$130,788,491	$69,171,951	$15,540,200	$38,411,682	$91,295,866	$1,339,837,371

EQUITY:
Equity of contract owners	$50,047,971	$97,475,669	$53,921,754	$381,456,054	$334,699,365	$77,028,368	$130,788,491	$69,171,951	$15,540,200	$38,411,682	$91,295,866	$1,339,837,371

Total equity	$50,047,971	$97,475,669	$53,921,754	$381,456,054	$334,699,365	$77,028,368	$130,788,491	$69,171,951	$15,540,200	$38,411,682	$91,295,866	$1,339,837,371

Accumulation units outstanding	26,962,484	34,213,228	21,935,305	77,735,484	132,186,663	53,467,888	54,531,572	41,494,392	9,724,730	21,689,739	39,026,878

Net assets value per unit	$1.856	$2.849	$2.458	$4.907	$2.532	$1.441	$2.398	$1.667	$1.598	$1.771	$2.339

Cost of invested assets	$50,062,873	$94,689,412	$72,410,362	$484,895,217	$444,397,833	$122,554,752	$181,887,670	$78,192,921	$15,318,846	$38,680,224	$137,102,446	$1,720,192,556

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
Dividend income (Note 2)	$533,406	$3,999,264	$4,307,382	$49,595	$1,964,279	$365,404	$—	$1,286,862	$359,365	$600,829	$759	$13,467,145
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	419,407	829,975	538,992	4,539,830	3,944,587	880,087	1,481,597	727,406	91,367	318,840	1,042,448	14,814,536
Contract maintenance charges:
Sales expense	314,596	586,832	383,379	3,185,965	3,035,442	750,456	1,294,777	661,022	79,609	295,666	1,054,799	11,642,543
Administrative expense	33,647	77,229	59,291	542,406	459,912	108,969	187,576	77,177	7,929	31,593	136,399	1,722,128

Total expenses	767,650	1,494,036	981,662	8,268,201	7,439,941	1,739,512	2,963,950	1,465,605	178,905	646,099	2,233,646	28,179,207

Net investment income (loss)	(234,244)	2,505,228	3,325,720	(8,218,606)	(5,475,662)	(1,374,108)	(2,963,950)	(178,743)	180,460	(45,270)	(2,232,887)	(14,712,062)
Realized investment gains (losses) including distributions	—	1,109,264	(5,597,452)	(23,045,401)	(30,062,226)	(14,291,292)	(14,471,002)	(1,723,104)	84,996	(123,872)	(13,337,349)	(101,457,438)
Unrealized investment gains (losses)	—	2,780,212	(99,633)	(101,474,528)	(86,676,996)	(6,422,328)	(29,882,753)	(6,865,651)	146,476	724,568	(22,023,306)	(249,793,939)

Net gain (loss) on investments	—	3,889,476	(5,697,085)	(124,519,929)	(116,739,222)	(20,713,620)	(44,353,755)	(8,588,755)	231,472	600,696	(35,360,655)	(351,251,377)

Net increase (decrease) in net assets from operations	(234,244)	6,394,704	(2,371,365)	(132,738,535)	(122,214,884)	(22,087,728)	(47,317,705)	(8,767,498)	411,932	555,426	(37,593,542)	(365,963,439)
Premiums deposits and net transfers*	28,613,686	22,123,017	2,732,423	(22,372,321)	(20,851,841)	(5,573,155)	(4,030,413)	355,223	9,716,980	8,468,839	(7,152,795)	12,029,643
Transfers to Sponsor for benefits and terminations	(27,780,885)	(21,604,521)	(14,949,925)	(128,023,759)	(106,493,211)	(21,630,898)	(36,880,410)	(15,846,540)	(1,640,707)	(5,649,542)	(22,571,039)	(403,071,437)

Total increase (decrease)	598,557	6,913,200	(14,588,867)	(283,134,615)	(249,559,936)	(49,291,781)	(88,228,528)	(24,258,815)	8,488,205	3,374,723	(67,317,376)	(757,005,233)
Net assets at beginning of period	49,449,414	90,562,469	68,510,621	664,590,669	584,259,301	126,320,149	219,017,019	93,430,766	7,051,995	35,036,959	158,613,242	2,096,842,604

Net assets at end of period (Note 3)	$50,047,971	$97,475,669	$53,921,754	$381,456,054	$334,699,365	$77,028,368	$130,788,491	$69,171,951	$15,540,200	$38,411,682	$91,295,866	$1,339,837,371

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total
Dividend income (Note 2)	$1,652,229	$4,169,435	$6,269,529	$5,805,017	$1,307,677	$5,373,059	$1,991	$2,270,786	$246,506	$808,297	$794,351	$28,698,877
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	423,097	907,959	750,568	7,697,240	6,670,436	1,561,123	2,271,123	1,013,317	56,520	342,841	1,671,929	23,366,153
Contract maintenance charges:
Sales expense	299,956	559,322	457,579	4,386,295	4,202,135	1,081,363	1,613,669	774,291	39,543	268,801	1,349,292	15,032,246
Administrative expense	28,582	72,599	68,172	718,386	614,761	150,501	227,276	88,786	3,799	27,780	169,526	2,170,168

Total expenses	751,635	1,539,880	1,276,319	12,801,921	11,487,332	2,792,987	4,112,068	1,876,394	99,862	639,422	3,190,747	40,568,567
Net investment income (loss)	900,594	2,629,555	4,993,210	(6,996,904)	(10,179,655)	2,580,072	(4,110,077)	394,392	146,644	168,875	(2,396,396)	(11,869,690)
Realized investment gains (losses) including distributions	—	1,110,071	(8,430,799)	5,537,547	(6,106,642)	(11,013,404)	(12,811,533)	696,527	109,225	332,586	(12,690,572)	(43,266,994)
Unrealized investment gains (losses)	—	1,977,742	9,913,367	(173,352,612)	(139,175,533)	(41,833,699)	3,333,919	(10,486,520)	178,902	(5,298,915)	(20,121,695)	(374,865,044)

Net gain (loss) on investments	—	3,087,813	1,482,568	(167,815,065)	(145,282,175)	(52,847,103)	(9,477,614)	(9,789,993)	288,127	(4,966,329)	(32,812,267)	(418,132,038)

Net increase (decrease) in net assets from operations	900,594	5,717,368	6,475,778	(174,811,969)	(155,461,830)	(50,267,031)	(13,587,691)	(9,395,601)	434,771	(4,797,454)	(35,208,663)	(430,001,728)
Premiums deposits and net transfers*	44,124,654	16,825,333	2,682,173	(12,719,590)	(4,866,016)	(10,327,595)	728,227	3,137,053	2,795,886	9,261,867	(8,647,827)	42,994,165
Transfers to Sponsor for benefits and terminations	(38,028,381)	(39,838,355)	(33,975,654)	(292,860,630)	(239,261,450)	(50,423,554)	(70,184,793)	(33,363,418)	(1,966,394)	(9,052,591)	(44,672,830)	(853,628,050)

Total increase (decrease)	6,996,867	(17,295,654)	(24,817,703)	(480,392,189)	(399,589,296)	(111,018,180)	(83,044,257)	(39,621,966)	1,264,263	(4,588,178)	(88,529,320)	(1,240,635,613)
Net assets at beginning of period	42,452,547	107,858,123	93,328,324	1,144,982,858	983,848,597	237,338,329	302,061,276	133,052,732	5,787,732	39,625,137	247,142,562	3,337,478,217

Net assets at end of period (Note 3)	$49,449,414	$90,562,469	$68,510,621	$664,590,669	$584,259,301	$126,320,149	$219,017,019	$93,430,766	$7,051,995	$35,036,959	$158,613,242	$2,096,842,604

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002 AND FOR THE YEARS ENDED

DECEMBER 31, 2002 AND 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization – The United Investors Annuity Variable Account (the “Annuity Variable Account”) was established on December 8, 1981 and modified on January 5, 1987 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Annuity Variable Account invests in shares of Waddell & Reed Target Funds, Inc. (formerly Target/United Funds, Inc.) (the “Fund”), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio, and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation – The financial statements of the Annuity Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes – Currently no charge is made to the Annuity Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Annuity Variable Account investment income under current tax law.

2. INVESTMENTS

Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends by portfolio:

	2002		2001
Investment Portfolio	Shares Reinvested	Dividend Income	Shares Reinvested	Dividend Income
Money Market	533,406	$533,406	1,652,229	$1,652,229
Bond	713,747	3,999,264	777,662	4,169,435
High Income	1,436,646	4,307,382	1,884,949	6,269,529
Growth	7,510	49,595	691,708	5,805,017
Core Equity	243,345	1,964,279	126,214	1,307,677
International	76,632	365,404	917,907	5,373,059
Small Cap	0	0	250	1,991
Balanced	212,975	1,286,862	337,794	2,270,786
Limited Term Bond	64,094	359,365	45,283	246,506
Asset Strategy	95,252	600,829	130,274	808,297
Science and Technology	80	759	63,585	794,351

3. NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2002
Cost to:
Contract owners	$172,989,664	$157,938,288	$113,962,928	$611,763,191	$615,924,762	$164,871,165	$226,494,264	$118,598,354	$19,174,014	$49,142,313	$183,059,227
Sponsor			500,000	500,000	1,000,000	65,000	65,000	62,717	500,000	10,000	500,000
Adjustment for market appreciation	19,552,306	65,038,619	52,280,284	503,655,176	338,472,548	31,773,600	65,264,801	25,315,472	1,848,002	8,679,530	(4,862,740)
Deductions:
Mortality and expense risk charge	(3,990,079)	(8,739,875)	(8,560,157)	(54,748,753)	(47,017,429)	(9,710,810)	(12,035,536)	(5,339,660)	(355,866)	(1,314,475)	(6,107,575)
Contract maintenance charges:
Sales expense	(1,892,365)	(5,111,138)	(4,782,788)	(28,287,791)	(26,693,355)	(5,780,818)	(7,422,540)	(3,600,134)	(233,209)	(940,053)	(4,081,083)
Administrative expense	(252,451)	(872,339)	(902,586)	(5,578,278)	(4,565,885)	(900,172)	(1,162,502)	(452,401)	(24,196)	(107,850)	(518,375)
Benefits and terminations	(136,359,104)	(110,777,886)	(98,575,927)	(645,847,491)	(542,421,276)	(103,289,597)	(140,414,996)	(65,412,397)	(5,368,545)	(17,057,783)	(76,693,588)

Net assets	$50,047,971	$97,475,669	$53,921,754	$381,456,054	$334,699,365	$77,028,368	$130,788,491	$69,171,951	$15,540,200	$38,411,682	$91,295,866

2001
Cost to:
Contract owners	$129,839,274	$134,843,747	$111,182,649	$637,867,818	$642,345,459	$171,071,759	$231,895,869	$119,866,740	$9,242,752	$40,856,354	$192,348,062
Sponsor			500,000	500,000	1,000,000	65,000	65,000	62,717	500,000	10,000	500,000
Adjustment for market appreciation	19,018,900	57,149,879	53,669,986	628,125,509	453,247,490	52,121,816	109,618,557	32,617,365	1,257,164	7,478,006	30,497,156
Deductions:
Mortality and expense risk charge	(3,570,672)	(7,909,900)	(8,021,165)	(50,208,923)	(43,072,842)	(8,830,723)	(10,553,939)	(4,612,254)	(264,499)	(995,635)	(5,065,127)
Contract maintenance charges:
Sales expense	(1,577,769)	(4,524,306)	(4,399,409)	(25,101,826)	(23,657,913)	(5,030,362)	(6,127,763)	(2,939,112)	(153,600)	(644,387)	(3,026,284)
Administrative expense	(218,804)	(795,110)	(843,295)	(5,035,872)	(4,105,973)	(791,203)	(974,926)	(375,225)	(16,267)	(76,257)	(381,976)
Benefits and terminations	(94,041,515)	(88,201,841)	(83,578,145)	(521,556,037)	(441,496,920)	(82,286,138)	(104,905,779)	(51,189,465)	(3,513,555)	(11,591,122)	(56,258,589)

Net assets	$49,449,414	$90,562,469	$68,510,621	$664,590,669	$584,259,301	$126,320,149	$219,017,019	$93,430,766	$7,051,995	$35,036,959	$158,613,242

4. CHARGES AND DEDUCTIONS

Fund Management and Fees – Waddell & Reed Investment Management Company (the “Manager”), is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Assets Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

Balanced Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

Bond Portfolio	Up to $500 Million	.525%
	Over $500 Million and up to $1 Billion	.500%
	Over $1 Billion and up to $1.5 Billion	.450%
	Over $1.5 Billion	.400%

Growth Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

High Income Portfolio	Up to $500 Million	.625%
	Over $500 Million and up to $1 Billion	.600%
	Over $1 Billion and up to $1.5 Billion	.550%
	Over $1.5 Billion	.500%

Core Equity Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%

International Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Limited-Term Portfolio	Up to $500 Million	.500%
	Over $500 Million and up to $1 Billion	.450%
	Over $1 Billion and up to $1.5 Billion	.400%
	Over $1.5 Billion	.350%

Money Market Portfolio	All Net Assets	.400%

Science and Technology Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Fund	Net Assets/Breakpoints	Annual Rates
Small Cap Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Mortality and Expense Risk Charges – A daily charge is deducted at an effective annual rate of .90% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor’s obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with policy obligations.

Premium Deposit Charges – The Sponsor does not impose an immediate charge against premium deposits (except for premium taxes incurred).

Contract Maintenance Charge – On each of the first ten policy anniversaries following the receipt of a premium deposit, there is an annual deduction of .85% of each premium deposit which compensates the Sponsor for certain sales and other distribution expenses incurred, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is “cost-based” and the Sponsor does not expect a profit from the charge.

Premium Taxes – The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges – For surrenders occurring during the first eight policy years following the receipt of a premium deposit, a withdrawal charge is made, measured as a percent of the total premium deposits as specified in the following table. The withdrawal charge percentage varies depending on the “age” of the premium deposits included in the withdrawal; in other words, the policy year in which the premium deposit was made. Partial withdrawals may also be subject to a charge measured as a percent of the premium deposits included in the withdrawal. A $20 transaction charge is applied if more than four withdrawals occur during a policy year.

Number of Policy Years Since Receipt of Premium Deposit	0	1	2	3	4	5	6	7	8 or More
Withdrawal charge %	8%	7%	6%	5%	4%	3%	2%	1%	0%

Withdrawal charges are included in transfers to the Sponsor for benefits and terminations.

5. EQUITY OF SPONSOR

The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

6. FINANCIAL HIGHLIGHTS

The financial highlights of the United Investors Annuity Variable Account for the years ending December 31 are summarized as follows:

	Money Market	Bond	High Income	Growth	Core Equity	International
2002:
Number of units at December 31, 2002	26,962,484	34,213,228	21,935,305	77,735,484	132,186,663	53,467,888
Unit fair value at December 31, 2002	$1.856	$2.849	$2.458	$4.907	$2.532	$1.441
Net assets at December 31, 2002	50,047,971	97,475,669	53,921,754	381,456,054	334,699,365	77,028,368
Investment income ratio for the year ended December 31, 2002*	1.07%	4.25%	7.04%	0.01%	0.43%	0.36%

Expense ratio for the year ended December 31, 2002*	0.84%	0.88%	0.88%	0.87%	0.86%	0.87%

Total return for the year ended December 31, 2002*	0.23%	7.51%	(3.15)%	(24.67)%	(25.84)%	(20.88)%

*	Based on the average net assets for the period

	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2002:
Number of units at December 31, 2002	54,531,572	41,494,392	9,724,730	21,689,739	39,026,878
Unit fair value at December 31, 2002	$2.398	$1.667	$1.598	$1.771	$2.339
Net assets at December 31, 2002	130,788,491	69,171,951	15,540,200	38,411,682	91,295,866
Investment income ratio for the year ended December 31, 2002*	0.00%	1.58%	3.18%	1.64%	0.00%

Expense ratio for the year ended December 31, 2002*	0.85%	0.89%	0.81%	0.87%	0.83%

Total return for the year ended December 31, 2002*	(26.21)%	(9.88)%	4.42%	2.40%	(29.13)%

*	Based on the average net assets for the period

	Money Market	Bond	High Income	Growth	Core Equity	International
2001:
Number of units at December 31, 2001	26,705,427	34,332,678	27,062,128	105,629,807	179,198,696	71,120,895
Unit fair value at December 31, 2001	$1.852	$2.638	$2.532	$6.292	$3.260	$1.776
Net assets at December 31, 2001	49,449,414	90,562,469	68,510,621	664,590,669	584,259,301	126,320,149
Investment income ratio for the year ended December 31, 2001*	3.60%	4.20%	7.75%	0.64%	0.17%	2.96%

Expense ratio for the year ended December 31, 2001*	0.92%	0.92%	0.93%	0.85%	0.85%	0.86%

Total return for the year ended*	2.67%	6.40%	8.65%	(18.76)%	(19.21)%	(26.97)%

*	Based on the average net assets for the period

	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2001:
Number of units at December 31, 2001	70,773,996	50,871,186	4,611,530	20,251,481	51,074,761
Unit fair value at December 31, 2001	$3.095	$1.837	$1.734	$1.730	$3.106
Net assets at December 31, 2001	219,017,019	93,430,766	7,051,995	35,036,959	158,613,242
Investment income ratio for the year ended December 31, 2001*	0.00%	2.01%	3.84%	2.17%	0.39%

Expense ratio for the year ended December 31, 2001*	0.87%	0.89%	0.88%	0.92%	0.82%

Total return for the year ended December 31, 2001*	(4.51)%	(7.53)%	7.45%	(12.06)%	(16.61)%

*	Based on the average net assets for the period

PART C:                                                                  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits

(1)	Resolution of the Board of Directors of United Investors Life Insurance Company (“United Investors”) authorizing establishment of the United Investors Annuity Variable Account.[2]
(2)	Custody Agreements: Not Applicable.
(3)	(a) Principal Underwriting Agreement.[5]
(b)	Limited Selling Agreement.[11]
(4)	(a) Annuity Policy, Form VA92.[4]
(b)	Annuity Policy, Form VA87.[9]
(c)	Death Benefit Endorsement, Form DBEND.[6]
(d)	Variable Annuity Endorsement, Form ENDVA.[6]
(e)	Fixed Account Rider, Form FA95.[7]
(f)	Death Benefit and Withdrawals Endorsement, Form VE98.[9]
(g)	Death Benefit and Withdrawals Endorsement, Form VE02.[1]
(h)	Waiver of Withdrawal Charges Rider, Form VAWR.[1]
(i)	Individual Retirement Annuity Endorsement, Form IRAA02.[12]
(j)	Roth Individual Retirement Annuity Endorsement, Form RIRA02.[12]
(5)	Application.[3]
(6)	(a) Certificate of Incorporation of United Investors.[8]
(b)	By-Laws of United Investors.[8]
(7)	Reinsurance Contracts: Not Applicable.
(8)	(a) (1) Participation Agreement for W&R Target Funds, Inc.[10]
(2)	First Amendment of Participation Agreement.[10]
(3)	Second Amendment of Participation Agreement.[10]
(b)	Form of Administration Agreement: Not Applicable
(9)	Opinion and consent of John H. Livingston, Esquire.[1]
(10)	(a) Consent of Sutherland Asbill & Brennan LLP.[1]
(b)	Consent of Deloitte & Touche LLP.[1]
(11)	Financial statements omitted from Item 23: Not Applicable.
(12)	Agreements/understandings for providing initial capital: Not Applicable.
(13)	Performance Data Calculations.[7]

[1]	Filed herewith.
[2]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).
[3]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).
[4]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).
[5]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
[6]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).
[7]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.
[8]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to

1

Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).
[9]	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.
[10]	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
[11]	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.
[12]	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-43022, filed April 30, 2003.

Item 25.    Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
C.B. Hudson**	Director
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Carr W. Patterson	Vice President and Controller
Ross W. Stagner	Director and Senior Vice President, Marketing
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item	26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, United Investors Life Insurance Company, Inc. (“United Investors”), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Company	Parent Co. Code	State/Jurisdiction of Incorporation
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas

2

Company	Parent Co. Code	State/Jurisdiction of Incorporation
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National GroupCare, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
U.I. Brokerage Services, Inc.	F	Alabama
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A  Globe Life And Accident Insurance Co.

B  Liberty National Life Insurance Co.

C  Torchmark Corporation

D  United American Insurance Co.

E  American Income Life Insurance Co.

F  United Investors Life Insurance Company

Item 27.    Number of Policy Owners

As of December 31, 2002, there were 33,160 owners of the Policies.

Item 28.    Indemnification

Article XII of United Investors’ By-Laws provides as follows:

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,

3

unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a) As of 12/31/02, Waddell & Reed, Inc. (“W&R”) was no longer the principal underwriter of the Policies. That principal underwriting agreement terminated as of 4/30/01, and Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date.

As of May 1, 2001, SAL Financial Services, Inc. is the principal underwriter of Policies issued pursuant to applications received by us on or after that date, as defined in the Investment Company Act of 1940. It is not the principal underwriter for any other investment company.

(b) The following table provides certain information with respect to each Director, Officer and Partner of SAL Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices with the Underwriter
Christopher L. Frankel	President, Chief Executive Officer and Director
Declan O’Bierne	Chief Financial Officer
Brandi Hubbard	Chief Compliance Officer
James S. Holbrook**	Chairman of the Board of Directors
Eugene F. Woodham**	Director
Charles H. Catlett**	Director
W. Dennis Ferguson***	Director

*	Unless otherwise noted, the principal business address for the Officers listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209.
**	The principal business address for the Directors listed is 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209.
***	The principal business address for the Director listed is 980 N. Federal Hwy., Suite 308, Boca Raton, Florida 33422.

(c) Commissions Received By Principal Underwriter During Year Ended 12/31/02

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
SAL Financial Services, Inc.	$646,952.69	None	N/A	None

Item 30.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its home office.

Item 31.    Management Services

All management contracts are discussed in Part A or Part B.

4

Item 32.    Undertakings

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

(d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

STATEMENT PURSUANT TO RULE 6c-7

United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 458(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 29th day of April, 2003.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

By: UNITED INVESTORS LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

C. B. HUDSON	Director

/s/ ANTHONY L. MCWHORTER ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 29, 2003

/s/ W. THOMAS AYCOCK W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 29, 2003

/s/ TONY G. BRILL TONY G. BRILL	Director and Executive Vice President, Administration	April 29, 2003

LARRY M. HUTCHISON	Director

/s/ MICHAEL J. KLYCE MICHAEL J. KLYCE	Vice President and Treasurer	April 29, 2003

/s/ JOHN H. LIVINGSTON JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 29, 2003

/s/ CAROL A. MCCOY CAROL A. MCCOY	Director and Assistant Secretary	April 29, 2003

/s/ ROSS W. STAGNER ROSS W. STAGNER	Director and Senior Vice President, Marketing	April 29, 2003

/s/ TERRY W. DAVIS TERRY W. DAVIS	Director and Senior Vice President, Administration	April 29, 2003

/s/ CARR W. PATTERSON CARR W. PATTERSON	Vice President and Controller	April 29, 2003

Exhibit Index

99.B4(g)	Death Benefit and Withdrawals Endorsement, Form VE02.

99.B4(h)	Waiver of Withdrawal Charges Rider, Form VAWR.

99.B9	Opinion and consent of John H. Livingston, Esq.

99.B10(A)	Consent of Sutherland Asbill & Brennan LLP

99.B10(B)	Consent of Deloitte & Touche LLP